[GRAPHIC]
                                    PIONEER

                              The one to remember.(SM)

                                     PIONEER
                                  ------------
                                  INDEPENDENCE
                                      FUND

                                     ANNUAL
                                     REPORT

                                    12/31/01


                           [PIONEER INVESTMENTS(R) LOGO]
                              ONE GOAL. YOURS.(SM)

TABLE OF CONTENTS

Letter from the President                                    1

Portfolio and Performance Update                             2

Portfolio Management Discussion                              3

Schedule of Investments                                      5

Financial Statements                                         8

Notes to Financial Statements                               12

Report of Independent Public Accountants                    14

Trustees, Officers and Service Providers                    15

LETTER FROM THE PRESIDENT 12/31/01

DEAR SHAREOWNERS,

I'm very pleased to be writing to you for the first time in my new role as president of Pioneer. I welcome this opportunity to offer a few thoughts as we move into what we all hope will be a more upbeat year for our nation.

Americans have always been a resilient people, as evidenced by the tremendous surge of national unity that followed the terrorist attacks. That same resilient spirit can be seen in the historic capacity of our securities markets to regain their footing after disruptive events, a pattern that was repeated over the last months of 2001. At year-end, the markets seemed to be forecasting an end to the current recession, based on the belief that the combination of low interest rates and last year's tax relief measures can have a sizeable, positive impact on the economy.

As part of the tax relief package, expanded contribution limits are now in effect for most retirement savings programs. For example, starting with the 2002 tax year, you can contribute up to $3,000 to an IRA, a big boost over the longstanding $2,000 limit. There are also broader contribution opportunities for participants in other retirement plans, including 401(k)s and 403(b)s. In addition, those age 50 and older may be able to make additional, "catch-up" contributions. With April 15 approaching, the time is ripe to fund last year's IRA, if you haven't yet done so. Your financial professional can help you decide which type of IRA -- Roth or traditional -- and which Pioneer funds might best suit your retirement needs.

Since the 1928 introduction of Pioneer Fund, our flagship fund, we have maintained a singular focus on making sound investment decisions for our shareowners. Today, Pioneer is part of a global financial enterprise, with access to more investment information and resources than at any time in our history -- state-of-the-art tools that we use daily to manage our funds with your goals in mind.

For the latest information about Pioneer funds, as well as timely, informative articles on investing, I invite you to visit us at www.pioneerfunds.com. And to review how your portfolio now stands in light of your personal objectives, please contact your financial professional. The value of an advisor is never more evident than in times like these.

Thank you for your continued business. Everyone here at Pioneer truly appreciates it.

Respectfully,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

[SIDENOTE]

PIONEER'S NEW PRESIDENT

Daniel T. Geraci recently joined Pioneer as President of Pioneer Investment Management, Inc., the arm of Pioneer responsible for managing our mutual fund portfolios and U.S business interests.

Earlier, Mr. Geraci served as a senior executive at Fidelity Investments and at Midland Walwyn Capital of Toronto (now Merrill Lynch Canada). He began his career with E.F. Hutton and Company.

"Serving shareowners' interests has always been Pioneer's core value," Mr. Geraci said. "Today, we are redoubling our efforts to earn our customers' continued confidence as we pass through these challenging times.

PIONEER INDEPENDENCE FUND

PORTFOLIO AND PERFORMANCE UPDATE 12/31/01

[CHART OF PORTFOLIO DIVERSIFICATION]
(As a percentage of total investment portfolio)

U.S. Common Stocks                                          83%
Depositary Receipts for International Stocks                11%
International Common Stocks                                  6%

[CHART OF SECTOR DISTRIBUTION]
(As a percentage of equity holdings)

Technology                                                  20%
Financials                                                  18%
Health Care                                                 14%
Consumer Staples                                            12%
Capital Goods                                                9%
Communication Services                                       7%
Energy                                                       7%
Basic Materials                                              5%
Consumer Cyclicals                                           4%
Transportation                                               2%
Utilities                                                    2%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1.    Microsoft Corp.                                    2.45%
   2.    Citigroup, Inc.                                    2.31
   3.    Tyco International Ltd.                            2.29
   4.    Exxon Mobil Corp.                                  2.11
   5.    AOL Time-Warner, Inc.                              2.06

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                              12/31/01        12/31/00
Net Asset Value per Share                     $11.00          $12.48

DISTRIBUTIONS PER SHARE      INCOME         SHORT-TERM      LONG-TERM
(12/31/00 - 12/31/01)        DIVIDENDS      CAPITAL GAINS   CAPITAL GAINS
                                 -               -              -

[CHART OF PERFORMANCE OF A $10,000 INVESTMENT+]

The following chart shows the value of an investment made in PIONEER INDEPENDENCE FUND, compared to the growth of the Russell 1000 Index.

                  PIONEER             RUSSELL
              INDEPENDENCE FUND      1000 INDEX
 3/98             $10,000              $10,000
                   $9,900              $10,251
                   $8,126               $9,193
                   $9,693              $11,204
                  $10,015              $11,667
 6/99             $11,112              $12,498
                  $10,327              $11,673
                  $11,910              $13,548
                  $13,431              $14,140
                  $14,028              $13,654
 9/00             $14,227              $13,752
                  $13,743              $12,495
                  $12,785              $10,925
                  $13,115              $11,614
                  $11,144               $9,845
12/01             $12,113              $10,939

+ Index comparison begins 3/31/98. The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, representing approximately 92% of the total market capitalization of the Russell 3000. Index returns are calculated monthly, assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. You cannot invest directly in the Index. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on fund distributions or the redemption of fund shares.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2001)

NET ASSET VALUE*

PERIOD
Life-of-Fund                5.26%
(3/16/98)
1 Year                    -11.86%

PUBLIC OFFERING PRICE

PERIOD
Life-of-Fund              -12.29%
(3/16/98)
1 Year                    -55.93%

Returns assume reinvestment of distributions at net asset value.
* Reflects Fund performance only, at net asset value. Does not reflect Creation and Sales Charges applicable to purchases of Fund shares through Pioneer Independence Plans, which vary as discussed in the Plans' prospectus. For the first 12 investments, these charges amount to 50% of the total amount invested. Total return would be reduced if these charges were taken into account.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

Co-managers John Carey and Andrew Acheson assumed investment responsibility for Pioneer Independence Fund on October 30, 2001. Mr. Carey, a senior vice president and Pioneer's head of portfolio management, has been an investment professional since 1979. Mr. Acheson, a vice president at Pioneer, was formerly a portfolio manager at Pioneer Investment Management, Ltd., in Dublin. Pioneer Independence Fund's portfolio is made up of investment ideas selected from among the issues that Pioneer's other portfolio managers have chosen for the funds that they manage.

Q. WHAT WERE MARKET CONDITIONS LIKE DURING THE YEAR?

A. For most of 2001, equity markets labored under the burden of a recession that began officially in March. In reality, business conditions had been weakening since mid-2000, when industrial and consumer-related companies began to sound notes of concern. The slowdown created inventory pileups in a range of industries, the most visible being technology and telecommunications equipment. By the end of last summer there were tentative signs of an economic turnaround, but the events of September 11 put those expectations on hold; markets hit bottom a few weeks later. Then, in the fourth quarter, a vigorous rally allowed the major averages to recover much of the ground they had surrendered over the first nine months of the year.

Q. HOW DID THE FUND PERFORM, GIVEN THAT BACKGROUND?

A. In general, Independence Fund's 2001 performance tracked market trends, which in turn were driven by the slumping economy. The Fund's results for the year ended December 31, 2001 were modestly ahead of its benchmark index, the Russell 1000 Index. During this period, the Fund's total return was -11.84%, at net asset value. This compares to the -12.84% return of the Russell 1000. The Russell 1000 Index, which measures the performance of the 1000 largest stocks in the U.S. market, is a broader performance measure than the S&P 500.

Q. WHICH OF YOUR INVESTMENT DECISIONS HAD THE MOST IMPACT ON PERFORMANCE?

A. Early in the period, the Fund benefited from being underweighted in technology and from conservative stock selection in that sector. We moved toward more aggressive choices when growth stocks returned to favor in the strongly rising market of the fourth quarter. ANALOG DEVICES, a maker of semiconductors, contributed to results late in the year. We took profits among stocks whose prices rose faster in the year-end rally than justified by our earnings projections. One example is chip maker and computer marketer MICRON TECHNOLOGY. American Tower, a builder of communications towers, was a notable disappointment.

   Holdings among financial issues made a modest contribution to results, primarily because of successful stock selection. BANK OF NEW YORK, STATE STREET CORP., AMERICAN INTERNATIONAL GROUP and Bermuda-based XL CAPITAL, a major reinsurer, were all strong performers. A small contribution from CITIGROUP contrasted with weakness in WELLS FARGO.

Q. WHICH OTHER AREAS OF STRENGTH OR WEAKNESS AFFECTED PERFORMANCE?

A. Investments in consumer cyclicals, notably retailers, were very positive for the Fund. Among our best performers were BED, BATH & BEYOND, which specializes in home furnishings, KOHL'S, an expanding department store chain, and LOWE'S, a home improvement specialist. Results disappointed in the consumer staples arena, however, because of the Fund's limited exposure and disappointing performance by CVS and AOL TIME WARNER. With the exception of WELLPOINT HEALTH NETWORKS, our focus on managed care hurt results in health care. AMERICAN HOME PRODUCTS and BIOGEN performed well but other biotech holdings, including IMCLONE SYSTEMS, ELAN and Scios, were weak.

   Although our exposure to the transportation sector was small, the Fund enjoyed strong contributions from CANADIAN NATIONAL RAILWAY and SOUTHWEST AIRLINES. Strength in ITT and, after September 11, in defense contractor NORTHROP GRUMMAN, boosted results in capital goods. Finally, our decision to stick with proven communication services companies and avoid troubled newcomers proved beneficial.

Q. PLEASE GIVE US YOUR OUTLOOK FOR THE MONTHS AHEAD.

A. If the U.S. economy has not yet begun to move out of recession, we think it will do so soon -- today's extremely low interest rates seem certain to have a positive impact on corporations and consumers. At year-end, industrial inventories were shrinking in response to increased order flow, and the fundamentals are in place for a renewal of consumer confidence -- and spending -- over the coming year. Low interest rates, lower taxes and falling energy prices have put extra income at consumers' disposal, and a wave of mortgage refinancings means extra cash in hand for thousands of households. Expenditures by individuals account for around two-thirds of the nation's economic output.

   There is no way to predict the timing or strength of a possible recovery. But even if accelerated growth were to lead the Federal Reserve Board to raise interest rates, we believe that a strengthening economy could readily deal with that circumstance. The Fed is unlikely to tighten aggressively with no threat of inflation on the horizon.

   Pioneer's bottom-up investment approach continues to uncover good values in selected industrial areas, health care distribution and other sectors. Early in 2002, we also expect to be focusing on finding solid value in areas with high growth potential, including technology.

SCHEDULE OF INVESTMENTS 12/31/01

  SHARES                                                        VALUE
          COMMON STOCKS - 100.0%
          BASIC MATERIALS - 5.1%
          ALUMINUM - 1.2%
   18,500 Alcoa, Inc.                                    $    657,675
                                                         ------------

          CHEMICALS - 0.6%
    7,000 Air Products & Chemicals, Inc.                 $    328,370
                                                         ------------

          CONSTRUCTION (CEMENT & AGGREGATES) - 0.2%
    5,500 Oglebay Norton Co.                             $     85,250
                                                         ------------

          METALS MINING - 3.1%
   35,000 Massey Energy Co.                              $    725,550
    9,300 Phelps Dodge Corp.                                  301,320
    8,500 Rio Tinto Plc (A.D.R.)                              665,550
                                                         ------------
                                                         $  1,692,420
                                                         ------------
          TOTAL BASIC MATERIALS                          $  2,763,715
                                                         ------------

          CAPITAL GOODS - 9.1%
          AEROSPACE/DEFENSE - 1.9%
    9,300 Boeing Co.                                     $    360,654
    6,500 Northrop Grumman Corp.                              655,265
                                                         ------------
                                                         $  1,015,919
                                                         ------------

          MACHINERY (DIVERSIFIED) - 0.7%
    9,100 Ingersoll-Rand Co.                             $    380,471
                                                         ------------

          MANUFACTURING (DIVERSIFIED) - 6.5%
   13,000 ITT Industries, Inc.                           $    656,500
   17,000 Textron, Inc.                                       704,820
   21,200 Tyco International Ltd.                           1,248,680
   15,000 United Technologies Corp.                           969,450
                                                         ------------
                                                         $  3,579,450
                                                         ------------
          TOTAL CAPITAL GOODS                            $  4,975,840
                                                         ------------

          COMMUNICATION SERVICES - 6.8%
          CELLULAR/WIRELESS TELECOMMUNICATIONS - 2.1%
   25,000 Vodafone Group Plc (A.D.R.)                    $    642,000
   18,000 Western Wireless Corp.*                             508,500
                                                         ------------
                                                         $  1,150,500
                                                         ------------

          TELEPHONE - 4.7%
   11,000 Alltel Corp.                                   $    679,030
   22,000 BellSouth Corp.                                     839,300
   17,000 SBC Communications, Inc.                            665,890
   10,000 Telefonica de Espana (A.D.R.)*                      400,800
                                                         ------------
                                                         $  2,585,020
                                                         ------------
          TOTAL COMMUNICATION SERVICES                   $  3,735,520
                                                         ------------

          CONSUMER CYCLICALS - 4.3%
          RETAIL (BUILDING SUPPLIES) - 1.5%
   18,000 Lowe's Companies, Inc.                         $    835,380
                                                         ------------

          RETAIL (DEPARTMENT STORES) - 0.5%
    4,000 Kohl's Corp.*                                  $    281,760
                                                         ------------

          RETAIL (SPECIALTY) - 0.8%
   12,000 Bed, Bath & Beyond, Inc.*                      $    406,800
                                                         ------------

          SERVICES (ADVERTISING/MARKETING) - 1.5%
    9,000 Omnicom Group                                  $    804,150
                                                         ------------
          TOTAL CONSUMER CYCLICALS                       $  2,328,090
                                                         ------------

          CONSUMER STAPLES - 12.0%
          BROADCASTING (CABLE/TELEVISION/RADIO) - 1.7 %
   40,000 Charter Communications Inc.*                   $    657,200
   11,000 Fox Entertainment Group, Inc.*                      291,830
                                                         ------------
                                                         $    949,030
                                                         ------------

          DISTRIBUTORS (FOOD & HEALTH) - 1.4%
   12,050 Amerisourcebergen Corp.                        $    765,778
                                                         ------------

          ENTERTAINMENT - 2.1%
   35,000 AOL Time-Warner, Inc.*                         $  1,123,500
                                                         ------------

          FOODS - 1.2%
   12,000 Nestle SA (A.D.R.)                             $    640,125
                                                         ------------

          PERSONAL CARE - 2.9%
   25,000 Gillette Co.                                   $    835,000
   13,000 Kimberly-Clark Corp.                                777,400
                                                         ------------
                                                         $  1,612,400
                                                         ------------

          RESTAURANTS - 0.5%
    6,000 CEC Entertainment Inc.*                        $    260,340
                                                         ------------

          RETAIL (DRUG STORES) - 1.1%
   20,000 CVS Corp.                                      $    592,000
                                                         ------------

          RETAIL STORES (FOOD CHAINS) - 1.1%
   15,000 Safeway, Inc.*                                 $    626,250
                                                         ------------
          TOTAL CONSUMER STAPLES                         $  6,569,423
                                                         ------------

          ENERGY - 6.9%

          OIL & GAS (DRILLING & EQUIPMENT) - 0.8%
   20,000 Enterprise Oil Plc                             $    412,000
                                                         ------------

          OIL & GAS (REFINING & MARKETING) - 0.9%
    7,000 Total Fina Elf SA (A.D.R.)*                    $    491,680
                                                         ------------

          OIL (DOMESTIC INTEGRATED) - 2.3%
   22,000 Conoco, Inc.                                   $    622,600
   10,000 Eni S.p.A. (A.D.R.)                                 619,600
                                                         ------------
                                                         $  1,242,200
                                                         ------------

          OIL (INTERNATIONAL INTEGRATED) - 2.9%
    5,100 ChevronTexaco Corp.                            $    457,011
   29,300 Exxon Mobil Corp.                                 1,151,490
                                                         ------------
                                                         $  1,608,501
                                                         ------------
          TOTAL ENERGY                                   $  3,754,381
                                                         ------------

          FINANCIALS - 17.8%
          BANKS (MAJOR REGIONAL) - 6.8%
    9,700 The Bank of New York Co., Inc.                 $    395,760
   20,000 Fleet Boston Financial Corp.                        730,000
   10,000 PNC Bank Corp.                                      562,000
    9,000 State Street Corp.                                  470,250
   33,000 U.S. Bancorp                                        690,690

   The accompanying notes are an integral part of these financial statements.

                                        5

  SHARES                                                        VALUE
   20,300 Wells Fargo & Co.                              $    882,035
                                                         ------------
                                                         $  3,730,735
                                                         ------------

          BANKS (MONEY CENTER) - 3.4%
   14,000 BankAmerica Corp.                              $    881,300
   26,500 J.P. Morgan Chase & Co.                             963,275
                                                         ------------
                                                         $  1,844,575
                                                         ------------

          FINANCIAL (DIVERSIFIED) - 2.8%
   25,000 Citigroup, Inc.                                $  1,262,000
   11,225 IndyMac Bancorp, Inc.*                              262,441
                                                         ------------
                                                         $  1,524,441
                                                         ------------

          INSURANCE (MULTI-LINE) - 1.2%
    8,200 American International Group, Inc.             $    651,080
                                                         ------------

          INSURANCE (PROPERTY CASUALTY) - 1.2%
    7,300 XL Capital Corp.                               $    666,928
                                                         ------------

          INVESTMENT MANAGEMENT - 1.2%
   24,800 Stilwell Financial, Inc.                       $    675,056
                                                         ------------
          REAL ESTATE - 1.2%
   22,000 Equity Residential Property Trust              $    631,620
                                                         ------------
          TOTAL FINANCIALS                               $  9,724,435
                                                         ------------

          HEALTH CARE - 14.1%
          BIOTECHNOLOGY - 1.9%
   12,000 Biogen, Inc.*                                  $    688,200
    7,857 ImClone Systems, Inc.*                              365,036
                                                         ------------
                                                         $  1,053,236
                                                         ------------

          HEALTH CARE (DIVERSIFIED) - 3.5%
   17,000 American Home Products Corp.                   $  1,043,120
   17,300 Bristol-Myers Squibb Co.                            882,300
                                                         ------------
                                                         $  1,925,420
                                                         ------------

          HEALTH CARE (DRUGS/MAJOR
          PHARMACEUTICALS) - 6.2%
    7,500 Aventis SA (A.D.R.)                            $    532,500
   11,000 Elan Corp. Plc (A.D.R.)*                            495,660
    9,400 Eli Lilly & Co.                                     738,276
   16,000 Novartis AG (A.D.R.)                                584,000
   26,000 Pfizer, Inc.                                      1,036,100
                                                         ------------
                                                         $  3,386,536
                                                         ------------

          HEALTH CARE (HOSPITAL
          MANAGEMENT) - 1.0%
   13,500 HCA, Inc.                                      $    520,290
                                                         ------------
          HEALTH CARE (MANAGED CARE) - 0.6%
    2,700 Wellpoint Health Networks Inc.*                $    315,495
                                                         ------------

          HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 0.9%
   25,000 Fresenius Medical Care (A.D.R.)*               $    499,250
                                                         ------------
          TOTAL HEALTH CARE                              $  7,700,227
                                                         ------------

          TECHNOLOGY - 19.7%
          COMMUNICATIONS EQUIPMENT - 1.8%
   45,000 Avaya Inc.*                                    $    546,750
   30,000 Lucent Technologies, Inc.                           188,700
   11,000 Nokia Corp. (A.D.R.)                                269,830
                                                         ------------
                                                         $  1,005,280
                                                         ------------

          COMPUTER (HARDWARE) - 1.9%
   30,000 Hewlett-Packard Co.                            $    616,200
   12,000 NCR Corp.*                                          442,320
                                                         ------------
                                                         $  1,058,520
                                                         ------------

          COMPUTERS (PERIPHERALS) - 1.3%
   11,500 Lexmark International Group, Inc.*             $    678,500
                                                         ------------

          COMPUTERS (SOFTWARE & SERVICES) - 6.5%
   16,000 Adobe Systems, Inc.                            $    496,800
   20,000 Check Point Software Technologies Ltd.*             797,800
   20,200 Microsoft Corp.*                                  1,338,654
   13,500 Symantec Corp.*                                     895,455
                                                         ------------
                                                         $  3,528,709
                                                         ------------

          ELECTRONICS (COMPONENT
          DISTRIBUTORS) - 2.1%
   20,000 Koninklijke Philips Electronics                $    582,200
   11,700 W.W. Grainger, Inc.                                 561,600
                                                         ------------
                                                         $  1,143,800
                                                         ------------

          ELECTRONICS (SEMICONDUCTORS) - 4.4%
    8,500 Analog Devices, Inc.*                          $    377,315
   31,800 Intel Corp.                                       1,000,110
    6,200 Micron Technology, Inc.*                            192,200
   30,000 Texas Instruments, Inc.                             840,000
                                                         ------------
                                                         $  2,409,625
                                                         ------------

          EQUIPMENT (SEMICONDUCTOR) - 0.5%
    6,600 Novellus Systems, Inc.*                        $    260,370
                                                         ------------

          SERVICES (DATA PROCESSING) - 1.2%
   11,400 Amdocs Ltd.*                                   $    387,258
    3,600 First Data Corp.                                    282,420
                                                         ------------
                                                         $    669,678
                                                         ------------
          TOTAL TECHNOLOGY                               $ 10,754,482
                                                         ------------

          TRANSPORTATION - 2.1%
          AIRLINES - 0.7%
   20,000 Southwest Airlines Co.                         $    369,600
      `                                                  ------------

          RAILROADS - 1.4%
   15,800 Canadian National Railway Co.                  $    762,824
                                                         ------------
          TOTAL TRANSPORTATION                           $  1,132,424
                                                         ------------

          UTILITIES - 2.1%
          ELECTRIC COMPANIES - 1.3%
   12,000 Dominion Resources, Inc.                       $    721,200
                                                         ------------

   The accompanying notes are an integral part of these financial statements.

                                        6

  SHARES                                                        VALUE
          WATER UTILITIES - 0.8%
    2,000 Vivendi Environment (A.D.R.)                   $     68,500
   10,000 Vivendi Environment                                 333,468
                                                         ------------
                                                         $    401,968
                                                         ------------
          TOTAL UTILITIES                                $  1,123,168
                                                         ------------

          TOTAL COMMON STOCKS
          (Cost $54,324,930)                             $ 54,561,705
                                                         ------------

          RIGHTS/WARRANTS - 0.0%
          MISCELLANEOUS - 0.0%
   10,000 Vivendi Environment, 3/8/06*                   $      3,650
                                                         ------------

          TOTAL RIGHTS/WARRANTS
          (Cost $6,098)                                  $      3,650
                                                         ------------

          TOTAL INVESTMENT IN SECURITIES
          (Cost $54,331,028) (a)(b)(c)                   $ 54,565,355
                                                         ------------

*   Non-income producing security


(a) At December 31, 2001, the net unrealized gain on investments based on cost for federal income tax purposes of $54,436,670 was as follows:

Aggregate gross unrealized gain for all investments in which there is an
excess of value over tax cost                                                 $ 3,771,954
Aggregate gross unrealized loss for all investments in which there is an
excess of tax cost over value                                                  (3,643,269)
                                                                              -----------
Net unrealized gain                                                           $  128,685
                                                                              -----------

(b) At December 31, 2001, the Fund had a net capital loss carryforward of $1,894,577 which will expire in 2009 if not utilized.

(c) The Fund elected to defer approximately $827,286 of capital losses recognized between November 1, 2001 and December 31, 2001 to its fiscal year ending December 31, 2002.

    Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2001 aggregated $60,188,260 and $30,368,522, respectively.

    The accompanying notes are an integral part of these financial statements

BALANCE SHEET 12/31/01

ASSETS:
  Investment in securities, at value (cost $54,331,028)                                                $54,565,355
  Cash                                                                                                   1,475,637
  Receivables -
     Fund shares sold                                                                                       18,255
     Dividends and interest                                                                                 54,860
  Other                                                                                                     50,215
                                                                                                       -----------
      Total assets                                                                                     $56,164,322
                                                                                                       -----------

LIABILITIES:
  Payables -
     Fund shares repurchased                                                                           $    10,335
  Due to affiliates                                                                                        423,308
  Accrued expenses                                                                                          46,528
                                                                                                       -----------
      Total liabilities                                                                                $   480,171
                                                                                                       -----------

NET ASSETS:
  Paid-in capital                                                                                      $58,277,329
  Accumulated net realized loss on investments                                                          (2,827,505)
  Net unrealized gain on investments                                                                       234,327
                                                                                                       -----------
      Total net assets                                                                                 $55,684,151
                                                                                                       -----------

NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
   Based on $55,684,151/5,061,378 shares                                                               $     11.00
                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED 12/31/01

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $8,217)                                                   $522,696
  Interest                                                                                                51,446
  Income from securities loaned, net                                                                         450
                                                                                                      ----------
     Total investment income                                                                                         $   574,592
                                                                                                                     -----------

EXPENSES:
  Management fees                                                                                       $316,161
  Transfer agent fees                                                                                    871,876
  Distribution fees                                                                                       45,794
  Administrative fees                                                                                     37,475
  Custodian fees                                                                                          22,773
  Professional fees                                                                                       28,277
  Printing                                                                                                64,711
  Fees and expenses of nonaffiliated trustees                                                              6,047
  Organization costs                                                                                      10,125
  Miscellaneous                                                                                            6,962
                                                                                                        --------
     Total expenses                                                                                                  $ 1,410,201
     Less management fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                         (795,215)
                                                                                                                     -----------
     Net expenses                                                                                                    $   614,986
                                                                                                                     -----------
     Net investment loss                                                                                             $   (40,394)
                                                                                                                     -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments                                                                                   $(2,597,216)
  Change in net unrealized gain on investments                                                                        (2,147,531)
                                                                                                                     -----------
     Net loss on investments                                                                                         $(4,744,747)
                                                                                                                     -----------
     Net decrease in net assets resulting from operations                                                            $(4,785,141)
                                                                                                                     ===========

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED 12/31/01 AND 12/31/00

                                                                                                          YEAR            YEAR
                                                                                                         ENDED           ENDED
                                                                                                        12/31/01        12/31/00
FROM OPERATIONS:
Net investment loss                                                                                   $    (40,394)  $      (71,088)
Net realized gain (loss) on investments                                                                 (2,597,216)         838,572
Change in net unrealized gain (loss) on investments                                                     (2,147,531)       1,298,948
                                                                                                      ------------   --------------
   Net increase (decrease) in net assets resulting from operations                                    $ (4,785,141)  $    2,066,432
                                                                                                      ------------   --------------

DISTRIBUTIONS TO SHAREOWNERS FROM:
Net realized gain ($0.00 and $0.62 per share, respectively)                                           $          -   $   (1,348,033)
                                                                                                      ------------   --------------
   Total distributions to shareowners                                                                 $          -   $   (1,348,033)
                                                                                                      ------------   --------------

                                                                        '01 SHARES     '00 SHARES
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                        2,865,102       1,362,781     $ 32,817,381   $   17,531,666
Reinvestment of distributions                                                   -         106,822                -        1,324,635
Cost of shares repurchased                                               (228,072)       (103,255)      (2,604,567)      (1,336,539)
                                                                        ---------       ---------     ------------   --------------
   Net increase in net assets resulting from fund share transactions    2,637,030       1,366,348     $ 30,212,814   $   17,519,762
                                                                        ---------       ---------     ------------   --------------
   Net increase in net assets                                                                         $ 25,427,673   $   18,238,161

NET ASSETS:
Beginning of year                                                                                       30,256,478       12,018,317
                                                                                                      ------------   --------------
End of year (including accumulated net investment income of $0 and $0, respectively)                  $ 55,684,151   $   30,256,478
                                                                                                      ============   ==============

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 12/31/01

                                                                  YEAR             YEAR             YEAR              3/16/98
                                                                  ENDED            ENDED            ENDED               TO
                                                                12/31/01         12/31/00         12/31/99          12/31/98(a)
Net asset value, beginning of period                            $  12.48          $  11.36         $   9.63           $ 10.00
                                                                --------          --------         --------           -------
Net increase (decrease) from investment operations:
   Net investment loss                                          $  (0.01)         $  (0.03)        $  (0.01)          $ (0.01)
   Net realized and unrealized gain (loss) on investments          (1.47)             1.77             2.19             (0.27)
                                                                --------          --------         --------           -------
     Net increase (decrease) from investment operations         $  (1.48)         $   1.74         $   2.18           $ (0.28)
Distributions to shareowners:
   Net investment income                                               -                 -            (0.01)            (0.09)
   Net realized gain                                                   -             (0.62)           (0.44)                -
                                                                --------          --------         --------           -------
Net increase (decrease) in net asset value                      $  (1.48)         $   1.12         $   1.73           $ (0.37)
                                                                --------          --------         --------           -------
Net asset value, end of period                                  $  11.00          $  12.48         $  11.36           $  9.63
                                                                ========          ========         ========           =======
Total return*                                                     (11.86)%           15.38%           22.88%            (2.78)%
Ratio of net expenses to average net assets +                       1.46%             1.48%            1.58%             1.68%**
Ratio of net investment loss to average net assets +               (0.10)%           (0.35)%          (0.11)%           (0.30)%**
Portfolio turnover rate                                               75%               98%             106%              118%**
Net assets, end of period (in thousands)                        $ 55,684          $ 30,256         $ 12,018           $ 3,335
Ratios assuming no waiver of management fees and
   assumption of expenses by PIM and no reduction for
   fees paid indirectly:
   Net expenses                                                     3.34%             3.76%            6.18%            17.26%**
   Net investment loss                                             (1.98)%           (2.63)%          (4.71)%          (15.88)%**
Ratios assuming waiver of management fees and assumption of
expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                     1.46%             1.46%            1.50%             1.50%**
   Net investment loss                                             (0.10)%           (0.33)%          (0.03)%           (0.12)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
 +  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS 12/31/01

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Independence Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is available to the general public only through Pioneer Independence Plans, a systematic investment plan sponsored by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano). The investment objective of the Fund is to seek capital appreciation.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day that the New York Stock Exchange is open, as of the close of the regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. FEDERAL INCOME TAXES

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of distributions paid during the year ended December 31, 2001 and 2000 were as follows:

                                       2001         2000
DISTRIBUTIONS PAID FROM:
   Ordinary income                   $       -   $1,298,582
   Long-term capital gain                    -       49,451
                                     =========   ==========
                                     $       -   $1,348,033
                                     =========   ==========
   Return of capital                 $       -   $        -
                                     =========   ==========
      Total                          $       -   $1,348,033

   The following shows components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2001. These amounts do not include the capital loss carryforward.

Undistributed ordinary income          $      -
Undistributed long-term gain                  -
Unrealized appreciation                 128,685
                                       ========
      Total net assets                 $128,685

   The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

   At December 31, 2001, the Fund reclassified $40,394 and $6,457 from paid in capital to accumulated net investment loss and accumulated net realized loss on investments, respectively. The reclassification has no impact on the net asset value and is designed to present the Fund's capital accounts on a tax basis.

C. FUND SHARES

   The Fund records sales and repurchases of its shares as of trade date. Dividends and distributions to shareowners are recorded as of the ex-dividend date.

D. REPURCHASE AGREEMENTS

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

E. DEFERRED ORGANIZATION COSTS

   The costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a period of up to five years. If PFD redeems any of its initial investment prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata shares is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

F. SECURITIES LENDING

   The Fund loans securities in the Portfolio to certain brokers, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned and records unrealized gains or losses in the fair value of the securities loaned that may occur during the term of the loan. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and collateral at period end are disclosed on the balance sheet. As of December 31, 2001, the Fund has no outstanding loaned securities.

2. MANAGEMENT AGREEMENT

PIM manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets.

PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit the Fund's expenses to 1.50% of average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund.

3. TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $419,008 in transfer agent fees payable to PIMSS at December 31, 2001.

4. DISTRIBUTION PLAN

The Fund adopted a Plan of Distribution in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Distribution Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of fund shares. Included in due to affiliates is $4,300 in distribution fees payable to PFD at December 31, 2001.

5. EXPENSE OFFSETS

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 2001, the Fund's expenses were reduced by $795,215 under such arrangements.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER INDEPENDENCE FUND:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Independence Fund (the Fund) as of December 31, 2001, and the related statement of operations, the statements of changes in net assets, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Independence Fund as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 15, 2002

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 59 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. (Pioneer) serves as investment adviser (the Pioneer Funds). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

INTERESTED TRUSTEES

NAME, AGE AND ADDRESS      POSITION HELD           TERM OF OFFICE/LENGTH    PRINCIPAL OCCUPATION DURING         OTHER DIRECTORSHIPS
                                                   OF SERVICE               PAST FIVE YEARS                     HELD
John F. Cogan, Jr. (75)*   Chairman of the Board,  Trustee since 1997.      Deputy Chairman and a Director      Director of Harbor
                           Trustee and President   Serves until retirement  of Pioneer Global Asset             Global Company, Ltd.
                                                   or removal.              Management S.p.A.(PGAM);
                                                                            Non-Executive Chairman
                                                                            and a Director of Pioneer
                                                                            Investment Management USA Inc.
                                                                            (PIM-USA); Chairman and a
                                                                            Director of Pioneer; President
                                                                            of all of the Pioneer Funds;
                                                                            and Of Counsel (since 2000,
                                                                            Partner prior to 2000),
                                                                            Hale and Dorr LLP (counsel
                                                                            to PIM-USA and the Pioneer Funds)

*Mr. Cogan is an interested trustee because he is an officer or director of the Fund's invested advisor and certain of
its affiliates
====================================================================================================================================
Daniel T. Geraci (44)**    Trustee and             Trustee since October,   Director and CEO-US of PGAM since    None
                           Executive Vice          2001. Serves until       November 2001; Director, Chief
                           President               retirement or removal.   Executive Officer and President of
                                                                            PIM-USA since October 2001;
                                                                            Director of Pioneer Funds
                                                                            Distributor, Inc. and Pioneer
                                                                            Investment Management Shareholder
                                                                            Services, Inc. since October 2001;
                                                                            President and a Director of
                                                                            Pioneer and Pioneer International
                                                                            Corporation since October 2001;
                                                                            Executive Vice President of all of
                                                                            the Pioneer Funds since October
                                                                            2001; President of Fidelity
                                                                            Private Wealth Management Group
                                                                            from 2000 through October 2001;
                                                                            and Executive Vice President--
                                                                            Distribution and Marketing of
                                                                            Fidelity Investments Institutional
                                                                            Services and Fidelity Investments
                                                                            Canada Ltd. prior to 2000

**Mr. Geraci is an interested trustee because he is an officer, director and employee of the Fund's investment advisor and certain of its affiliates.
====================================================================================================================================

                                       15

INDEPENDENT TRUSTEES

NAME, AGE AND ADDRESS        POSITION HELD   TERM OF OFFICE/LENGTH     PRINCIPAL OCCUPATION DURING         OTHER DIRECTORSHIPS
                                             OF SERVICE                PAST FIVE YEARS                     HELD
Mary K. Bush (53)            Trustee         Trustee since 1997.       President, Bush & Co.               Director and/or Trustee
4201 Cathedral Avenue, NW,                   Serves until retirement   (international financial            of Brady Corporation
Washington, DC, 20016                        or removal.               advisory firm)                      (industrial
                                                                                                           identification and
                                                                                                           specialty coated
                                                                                                           material products
                                                                                                           manufacturer), Mastec
                                                                                                           Inc. (communications
                                                                                                           and energy
                                                                                                           infrastructure),
                                                                                                           Mortgage Guaranty
                                                                                                           Insurance Corporation,
                                                                                                           R.J. Reynolds Tobacco
                                                                                                           Holdings, Inc.
                                                                                                           (tobacco) and Student
                                                                                                           Loan Marketing
                                                                                                           Association (secondary
                                                                                                           marketing of student
                                                                                                           loans)
====================================================================================================================================
Richard H. Egdahl, M.D. (75) Trustee         Trustee since 1998.       Alexander Graham Bell Professor     None
Boston University Healthcare                 Serves until retirement   of Health Care Entrepreneurship,
Entrepreneurship Program,                    or removal.               Boston University; Professor of
53 Bay State Road,                                                     Management, Boston University
Boston, MA 02215                                                       School of Management; Professor of
                                                                       Public Health, Boston University
                                                                       School of Public Health; Professor
                                                                       of Surgery, Boston University
                                                                       School of Medicine; University
                                                                       Professor, Boston University
====================================================================================================================================
Margaret B.W. Graham (54)    Trustee         Trustee since 1998.       Founding Director, The Winthrop     None
1001 Sherbrooke Street West,                 Serves until retirement   Group, Inc. (consulting firm);
Montreal, Quebec, Canada                     or removal.               Professor of Management, Faculty
                                                                       of Management,  McGill University
====================================================================================================================================
Marguerite A. Piret (53)     Trustee         Trustee since 1998.       President, Newbury, Piret &         Director, Organogenesis
One Boston Place, 26th Floor,                Serves until retirement   Company, Inc. (merchant banking     Inc.
Boston, MA 02108                             or removal.               firm)                               (tissue engineering
                                                                                                           company)
====================================================================================================================================
Stephen K. West (73)         Trustee         Trustee since 1998.       Of Counsel, Sullivan & Cromwell     Director, Dresdner RCM
125 Broad Street,                            Serves until retirement   (law firm)                          Global Strategic Income
New York, NY 10004                           or removal.                                                   Fund, Inc. and The
                                                                                                           Swiss Helvetia Fund,
                                                                                                           Inc. (closed-end
                                                                                                           investment companies),
                                                                                                           AMVESCAP PLC
                                                                                                           (investment managers)
                                                                                                           and First ING Life
                                                                                                           Insurance Company of
                                                                                                           New York
====================================================================================================================================

John Winthrop (65)           Trustee         Trustee since 1998.       President, John Winthrop & Co.,     Director of NUI Corp.
One North Adgers Wharf,                      Serves until retirement   Inc. (private investment firm)      (energy sales,
Charleston, SC 29401                         or removal.                                                   services and
                                                                                                           distribution)
====================================================================================================================================

                                       16

FUND OFFICERS

NAME, AGE AND ADDRESS      POSITION HELD     TERM OF OFFICE/LENGTH       PRINCIPAL OCCUPATION DURING       OTHER DIRECTORSHIPS
                                             OF SERVICE                  PAST FIVE YEARS                   HELD
Joseph P. Barri (55)       Secretary         Since 1997. Serves at the   Partner, Hale and Dorr LLP;       None
                                             discretion of Board.        Secretary of all of the
                                                                         Pioneer Funds
====================================================================================================================================
Dorothy E. Bourassa (54)   Assistant         Since November, 2000.       Secretary of PIM-USA: Senior      None
                           Secretary         Serves at the discretion    Vice President Legal of Pioneer;
                                             of Board.                   and Secretary/Clerk of most of
                                                                         PIM-USA's subsidiaries since
                                                                         October 2000; Assistant
                                                                         Secretary of all of the Pioneer
                                                                         Funds since November 2000;
                                                                         Senior Counsel, Assistant Vice
                                                                         President and Director of
                                                                         Compliance of PIM-USA from
                                                                         April 1998 through October
                                                                         2000; Vice President and
                                                                         Assistant General Counsel,
                                                                         First Union Corporation from
                                                                         December 1996 through March
                                                                         1998
====================================================================================================================================
Vincent Nave (56)          Treasurer         Since November, 2000.       Vice President-Fund Accounting    None
                                             Serves at the discretion    and Custody Services of Pioneer
                                             of Board.                   (Manager from September
                                                                         1996 to February 1999); and
                                                                         Treasurer of all of the Pioneer
                                                                         Funds (Assistant Treasurer
                                                                         from June 1999 to November 2000)
====================================================================================================================================
Luis I. Presutti (36)      Assistant         Since November, 2000.       Assistant Vice President-Fund     None
                           Treasurer         Serves at the discretion    Accounting, Administration and
                                             of Board.                   Custody Services of Pioneer
                                                                         (Fund Accounting Manager from
                                                                         1994 to 1999); and Assistant
                                                                         Treasurer of all of the Pioneer
                                                                         Funds since November 2000
====================================================================================================================================
John F. Daly III (36)      Assistant         Since November, 2000.       Global Custody and Settlement     None
                           Treasurer         Serves at the discretion    Division Manager of PIM-USA;
                                             of Board.                   and Assistant Treasurer of all
                                                                         of the Pioneer Funds since
                                                                         November 2000
====================================================================================================================================

[PIONEER INVESTMENTS(R) LOGO]

PIONEER INDEPENDENCE FUND

PIONEER INDEPENDENCE FUND IS AVAILABLE TO THE GENERAL PUBLIC ONLY THROUGH PIONEER INDEPENDENCE PLANS, A SYSTEMATIC INVESTMENT PLAN SPONSORED BY PIONEER FUNDS DISTRIBUTOR, INC.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR PIONEER INDEPENDENCE FUND, WHICH INCLUDES MORE INFORMATION ABOUT CHARGES AND EXPENSES PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                                                   11059-00-0202
                                             (c) Pioneer Funds Distributor, Inc.